UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023 (August 9, 2023)

ARCONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39162	84-2745636
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400 Pittsburgh, Pennsylvania	15212-5872
(Address of Principal Executive Offices)	(Zip Code)

412-992-2500
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously announced, on May 4, 2023, Arconic Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Arsenal AIC Parent LLC, a Delaware limited liability company (“Parent”), and Arsenal AIC MergeCo Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of funds managed by affiliates of Apollo Global Management, Inc., and the transaction includes a minority investment from Irenic Capital Management LP. Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

As previously announced, in connection with the Merger, on July 31, 2023, the Company provided notice to U.S. Bank Trust Company National Association, successor in interest to U.S. Bank National Association (“U.S. Bank”) under (i) that certain Indenture, dated as of May 13, 2020 (as amended, supplemented or otherwise modified from time to time, the “First Lien Notes Indenture”), by and among the Company, as issuer, the guarantors party thereto, U.S. Bank, in its capacity as trustee and registrar, and the other parties party thereto, relating to the Company’s 6.000% First Lien Notes due 2025 (the “First Lien Notes”) that on August 10, 2023 (the “Original Redemption Date”, and the Original Redemption Date as it may be delayed pursuant to the terms of the Conditional Notices (as defined below), the “Redemption Date”), subject to and conditioned upon the closing of the Merger (the “Condition”), the Company intended to redeem all $700 million in aggregate principal amount of the First Lien Notes at a redemption price equal to 101.500% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date, in accordance with the terms of the First Lien Notes Indenture and (ii) that certain Indenture, dated as of February 7, 2020 (as amended, supplemented or otherwise modified from time to time, the “Second Lien Notes Indenture” and together with the First Lien Notes Indenture, the “Indentures”), by and among the Company, as issuer, the guarantors party thereto, U.S. Bank, in its capacity as trustee and registrar, and the other parties party thereto, relating to the Company’s 6.125% Senior Secured Second-Lien Notes due 2028 (the “Second Lien Notes”), that on the Redemption Date, subject to and conditioned upon the Condition, the Company intended to redeem all $900 million in aggregate principal amount of the Second Lien Notes at a redemption price equal to 103.063% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date, in accordance with the terms of the Second Lien Notes Indenture (such notices, collectively, the “Conditional Notices”). Each Conditional Notice provided that at the Company’s discretion, the Original Redemption Date could be delayed until such time as the Condition is satisfied (or waived by the Company in its sole discretion). Each Conditional Notice also provided that the Company could rescind such Conditional Notice in its sole discretion if the Condition was not satisfied.

On August 9, 2023, the Company provided notice (the “Subsequent Notice”) to U.S. Bank in its capacity as trustee and registrar under each Indenture, pursuant to the terms of each Conditional Notice and each Indenture, that the Condition had not been satisfied or waived, that the Condition would not be satisfied or waived on August 10, 2023, and that the Original Redemption Date shall be delayed until August 16, 2023 (the “Subsequent Redemption Date”), subject to the satisfaction or waiver by the Company at its sole discretion of the Condition. At the Company’s discretion, the Subsequent Redemption Date may be delayed until such time as the Condition is satisfied (or waived by the Company in its sole discretion). The Company may rescind the Conditional Notice (as modified by the Subsequent Notice) in its sole discretion if the Condition is not satisfied.

Forward-Looking Statements and Information

This Current Report on Form 8-K contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, relating to the condition of, or trends or developments in, the ground transportation, aerospace, building and construction, industrial, packaging and other end markets; the Company’s future financial results, operating performance, working capital, cash flows, liquidity and financial position; cost savings and restructuring programs; the Company’s strategies, outlook, business and financial prospects; share repurchases; costs associated with pension and other post-retirement benefit plans; projected sources of cash flow; potential legal liability; the impact of inflationary price pressures; and the potential impact of public health epidemics or pandemics, including the COVID-19 pandemic. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and changes in circumstances, many of which are beyond the Company’s control. Such risks and uncertainties include, but are not limited to: (i) continuing uncertainty regarding the impact of the COVID-19 pandemic on our business and the businesses of our customers and suppliers; (ii) deterioration in global economic and financial market conditions generally; (iii) unfavorable changes in the end markets we serve; (iv) the inability to achieve the level of revenue growth, cash generation, cost savings, benefits of our management of legacy liabilities, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (v) adverse changes in discount rates or investment returns on pension assets; (vi) competition from new product offerings, disruptive technologies, industry consolidation or other developments; (vii) the loss of significant customers or adverse changes in customers’ business or financial condition; (viii) manufacturing difficulties or other issues that impact product performance, quality or safety, or timely delivery; (ix) the impact of pricing volatility in raw materials and inflationary pressures on our costs of production, including energy; (x) a significant downturn in the business or financial condition of a key supplier or other supply chain disruptions; (xi) challenges to or infringements on our intellectual property rights; (xii) the inability to successfully implement or to realize the expected benefits of strategic initiatives or projects; (xiii) the inability to identify or successfully respond to changing trends in our end markets; (xiv) the impact of potential cyber attacks and information technology or data security breaches; (xv) geopolitical, economic, and regulatory risks relating to our global operations, including compliance with U.S. and foreign trade and tax laws and other regulations, potential expropriation of properties located outside the U.S., sanctions, tariffs, embargoes, and renegotiation or nullification of existing agreements; (xvi) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation and compliance matters; (xvii) the impact of the ongoing conflict between Russia and Ukraine on economic conditions in general and on our business and operations, including sanctions, tariffs, and increased energy prices; (xviii) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction; (xix) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; (xx)  the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; (xxi) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (xxii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (xxiii) the risk of any unexpected costs or expenses resulting from the proposed transaction; (xxiv) the risk of any litigation relating to the proposed transaction; (xxv) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and (xxvi) the other risk factors summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed by the Company with the SEC.  The above list of factors is not exhaustive or necessarily in order of importance. Market projections are subject to the risks discussed above and in this report, and other risks in the market.  The statements in this Current Report on Form 8-K are made as of the date set forth above, even if subsequently made available by the Company on its website or otherwise. The Company disclaims any intention or obligation to update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC CORPORATION

Dated: August 9, 2023	By:	/s/ Daniel G. Fayock
	Name:	Daniel G. Fayock
	Title:	Executive Vice President and Chief Legal Officer